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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 1999
                                                          --------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-25567            59-3168541
           --------                       ---------            ----------
(State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)            File No.)        Identification No.)


                     Route 688
                    P.O. Box 87
                 Doswell, Virginia                            23047
                 -----------------                            -----
     (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.        Other Events.

               The Registrant is filing the exhibit listed in Item 7 below.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the March 25, 1999 Distribution Date.

                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:   CSX TRADE RECEIVABLES CORPORATION



                                          /s/ROBERT M. PEEBLES
                                          --------------------
                                          Robert M. Peebles
                                          Vice President-Accounting


Date:  April 1, 1999

                                  EXHIBIT LIST
                                  ------------





Exhibit


7.1     Monthly  Statement  for  the  6.00%  Trade   Receivables   Participation
        Certificates,   Series  1998-1  with  respect  to  the  March  25,  1999
        Distribution Date





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